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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 14, 1999

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     001-10863                  13-3473472
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

631 S. Richland Avenue
York, Pennsylvania                                             17403
(Address of Principal Executive Offices)                    (ZIP CODE)

Registrant's Telephone Number, including area code:         (717) 771-7890
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ITEM 5. OTHER EVENTS

  On October 14, 1999, York International Corporation, a Delaware corporation (the "Company"), announced the retirement, effective as of that date, of Robert
N. Pokelwaldt as Chief Executive Officer. Mr. Pokelwaldt also resigned as a director of the Company and Chairman of the Board. The Company also announced the appointment of John R. Tucker as Chief Executive Officer. Prior to such appointment, Mr. Tucker held the position of President and Chief Operating Officer. Gerald C. McDonough, a director of the Company since 1988, was named the Company's new Chairman.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              YORK INTERNATIONAL CORPORATION


                              /s/ Robert C. Galvin
                              --------------------------------------------------
Date:  October 18, 1999       By:   Robert C. Galvin
                              Title:  Chief Financial Officer